Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

VW Credit, Inc. (the “Sponsor”)	11 March 2024

Volkswagen Auto Lease/Loan Underwritten Funding, LLC (the “Depositor”)

1950 Opportunity Way, Suite 1500

Reston, Virginia 20190

Re:	Volkswagen Auto Lease Trust 2024-A (the “Issuing Entity”)
Asset-Backed Notes (the “Notes”)
Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the Sponsor, Depositor, J.P. Morgan Securities LLC, TD Securities (USA) LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of closed-end, retail automobile leases and the related leased vehicles (the “Leases”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files:

i.	Labeled “VALT24-4 Account Numbers.xlsx” and the corresponding record layout and decode information, as applicable (the “Lease Listing File”), that the Sponsor, on behalf of the Depositor, indicated contains a list of lease account numbers (each, a “Lease Account Number”) that correspond to certain closed-end, retail automobile leases and the related leased vehicles (the “Initial Preliminary Leases”) that are expected to be representative of the Leases and
ii.	Labeled “VALT2024-A Data Tape.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 31 January 2024 (the “Cutoff Date”) relating to certain closed-end, retail automobile leases and the related leased vehicles (the “Preliminary Leases”) that are expected to be representative of the Leases,

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.	The motor vehicle lease agreement, closed end motor vehicle lease, lease agreement, lease assumption request form, VIN change checklist, lease, correction notice or other related documents (collectively and as applicable, the “Lease Contract”),
ii.	Certain printed screen shots and payment histories from the Sponsor’s lease servicing system (the “System Screen Shots”),
iii.	The certificate of title, title application, application for certificate of title, application for registration of new vehicle, application for dealer assignment, application for vehicle transaction(s), application for certificate of ownership, electronic dealer, rebuilder, or lessor’s report of sale or lease, motor vehicle title/tag application, in-transit permit/title application or other related documents (collectively and as applicable, the “Title”),
iv.	The odometer disclosure statement or other related documents (collectively and as applicable, the “Odometer Disclosure Statement”) and
v.	The automobile insurance identification card, agreement to provide insurance, agreement to furnish insurance policy, insurance binder, coverage selection page, proof of insurance/authorization to release insurance information, insurance coverage acknowledgement, auto insurance confirmation, certificate of automobile insurance, temporary proof of insurance card(s), temporary identification cards, agreement to provide accidental physical damage insurance or other related documents (collectively and as applicable, the “Agreement to Provide Insurance”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Lease (as defined in Attachment A), as applicable,

c.	A schedule and the corresponding record layout and decode information, as applicable (the “MSRP Risk Universe Schedule,” together with the Source Documents, the “Sources”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the vehicle value of each Sample Lease,
d.	A schedule and the corresponding record layout and decode information, as applicable (the “Vehicle Model Mapping File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the vehicle model corresponding to certain Sample Leases,

e.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
f.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Lease Listing File, Preliminary Data File, Sources, Vehicle Model Mapping File, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Lease Listing File, Sources, Vehicle Model Mapping File or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Initial Preliminary Leases, Preliminary Leases or Leases, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Leases,
iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

11 March 2024

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 175 Initial Preliminary Leases from the Lease Listing File (the “Sample Leases”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Lease Listing File.

For the purpose of the procedures described in this report, the 175 Sample Leases are referred to as Sample Lease Numbers 1 through 175.

2.	For each closed-end, retail automobile lease and the related leased vehicle on the Lease Listing File and Preliminary Data File, we compared the Lease Account Number, as shown on the Lease Listing File, to the corresponding Lease Account Number, as shown on the Preliminary Data File, and noted that:

a.	All of the Preliminary Leases included on the Preliminary Data File were included on the Lease Listing File,
b.	9,082 of the Initial Preliminary Leases included on the Lease Listing File were not included on the Preliminary Data File (the “Removed Initial Preliminary Leases”) and
c.	None of the Removed Initial Preliminary Leases were Sample Leases.

3.	For each Sample Lease, we:

a.	Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources or the Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

b.	Observed that “VW Credit Leasing, Ltd.” was named the lien holder, owner, lessor, applicant or purchaser, as shown in the Title, or that the lien holder, owner, lessor, applicant or purchaser had assigned the motor vehicle securing the Sample Lease to “VW Credit Leasing, Ltd.,” as shown in the Title, as applicable, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s) of this Item.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

Attachment A Page 2 of 2

3. (continued)

c.	Observed that the Lease Contract contained consumer leasing act disclosures or federal consumer leasing act disclosures.

d.	Observed the existence of an Agreement to Provide Insurance.

e.	Observed that the corresponding Lease Contract contained a signature in the lessee signature section of such Lease Contract. We performed no procedures to determine the validity of the signature contained in the lessee signature section of such Lease Contract.

f.	Observed that the Lease Contract contained two lessee names or information in the co-lessee section for each Sample Lease with a co-lessee flag value of “Y,” as shown on the Preliminary Data File. We performed no procedures to determine the validity of any information in the co-lessee section of the Lease Contract.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)

Lease Account Number	PCD_ACCT_NBR	Lease Contract	i.

Vehicle identification number	VIN	Lease Contract

Vehicle manufacturer	VEHICLEMAKE	Lease Contract	ii.

Model year	VEHICLEYR	Lease Contract

Vehicle model	VEHICLESHORTMODEL	Lease Contract or System Screen Shots	iii.

Origination date	EFFECTIVEDATE	Lease Contract	iv.

Monthly payment amount	MOPMT	Lease Contract	v.

Original term	ORIGTERM	Lease Contract

First payment date	FIRST_PMT_DUE_DT	Lease Contract

Adjusted capitalized cost	FINANCEDAMT	Lease Contract	vi.

Contract residual value	CONTRACTRESIDUAL	Lease Contract	vi.

Garaging state	GARAGINGSTATE	Lease Contract or System Screen Shots	vii.

Annual mileage allowance	ALLOWANCEMILES	(a) Lease Contract or	viii.
(b) Lease Contract and recalculation

New/used	NEWUSEDIND	Lease Contract or Odometer Disclosure Statement	ix.

Original maturity date	MATURITYDATE	Lease Contract and recalculation	iv., x.

Approval type	AUTOAPPROVAL	System Screen Shots	xi.

FICO score	FICO	System Screen Shots

Remaining term	CURR_REMTERM	Recalculation	xii.

Vehicle value	MSRP	MSRP Risk Universe Schedule

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the vehicle manufacturer Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

iii.	For the purpose of comparing the vehicle model Sample Characteristic for each Sample Lease (except for Sample Lease Numbers 77 and 133), the Sponsor, on behalf of the Depositor, instructed us to:

a.	Use the Lease Contract as the Source,
b.	Ignore differences due to abbreviation, truncation or spelling errors and
c.	Note agreement in accordance with the decode information shown on the Vehicle Model Mapping File, as applicable.

For the purpose of comparing the vehicle model Sample Characteristic for Sample Lease Numbers 77 and 133, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

iv.	For the purpose of comparing the indicated Sample Characteristics for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- 10 days.

v.	For the purpose of comparing the monthly payment amount Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $5.00 or less.

vi.	For the purpose of comparing the indicated Sample Characteristics for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $10.00 or less.

vii.	For the purpose of comparing the garaging state Sample Characteristic for each Sample Lease (except for Sample Lease Numbers 45 and 121), the Sponsor, on behalf of the Depositor, instructed us to use the Lease Contract as the Source.

For the purpose of comparing the garaging state Sample Characteristic for Sample Lease Numbers 45 and 121, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

Exhibit 1 to Attachment A

Notes: (continued)

viii.	For the purpose of comparing the annual mileage allowance Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to use the Lease Contract as the Source, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of comparing the annual mileage allowance Sample Characteristic for each Sample Lease with an annual mileage allowance value, as shown on the Preliminary Data File, that is different than the annual mileage allowance value, as shown in the Lease Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the annual mileage allowance by:

a.	Dividing the:

(1)	Total mileage allowed, as shown in the Lease Contract, by
(2)	Original term, as shown on the Preliminary Data File, and

b.	Multiplying the result obtained in a. by 12, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of comparing the annual mileage allowance Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/-500 miles or less.

ix.	For the purpose of comparing the new/used Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to use the Lease Contract as the Source, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of comparing the new/used Sample Characteristic for each Sample Lease with a new/used value, as shown on the Preliminary Data File, that is different than the new/used value, as shown in the Lease Contract, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a new/used value of:

a.	“N,” as shown on the Preliminary Data File, if the corresponding odometer reading, as shown in the Odometer Disclosure Statement, is less than 10,000 miles and
b.	“U,” as shown on the Preliminary Data File, if the corresponding odometer reading, as shown in the Odometer Disclosure Statement, is greater than or equal to 10,000 miles.

Exhibit 1 to Attachment A

Notes: (continued)

x.	For the purpose of comparing the original maturity date Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original maturity date by adding the:

a.	Original term to
b.	First payment date,

both as shown in the Lease Contract.

xi.	For the purpose of comparing the approval type Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to note agreement with an approval type value of:

a.	“N,” as shown on the Preliminary Data File, if the status history is “Recommend: Approve” or “Recommend: Pending,” as shown in the System Screen Shots, or
b.	“Y,” as shown on the Preliminary Data File, if the status history is “Recommend: Auto Approve,” as shown in the System Screen Shots.

xii.	For the purpose of comparing the remaining term Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to calculate the difference in months (“RTM”) between the:

a.	Current maturity date, as shown on the Preliminary Data File, and
b.	Cutoff Date,

subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

The Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term Sample Characteristic for each Sample Lease by adjusting the RTM, as calculated above, as follows:

a.	If the current maturity date, as shown on the Preliminary Data File, falls on 2/29/2024 and if:

(1)	The day of the current maturity date, as shown on the Preliminary Data File, and the day of the Cutoff Date is the same, subtract 1 month from the RTM or
(2)	The day of the current maturity date, as shown on the Preliminary Data File, and the day of the Cutoff Date are different, use the RTM or

b.	If the current maturity date, as shown on the Preliminary Data File, does not fall on 2/29/2024 and if:

(1)	The day of the current maturity date, as shown on the Preliminary Data File, and the day of the Cutoff Date is the same, subtract 2 months from the RTM or
(2)	The day of the current maturity date, as shown on the Preliminary Data File, and the day of the Cutoff Date are different, subtract 1 month from the RTM.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.